SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8 K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 31,1999
                                (Date of report)

                            VIANET TECHNOLOGIES, INC.

NEVADA                              033-55254-19                         87-434285
(State of Incorporation)       (Commission File Number)               (IRS Employer ID)

                                83 Mercer Street
                            New York, New York 10012
                    (Address of Principle Executive Offices)

                                 (212) 219-7680
                         (Registrant's Telephone Number)

ITEM 2.  Business Disposition

On December 31, 1999 the Company completed the sale of Develcon Electronics, Ltd. ("Develcon") (the "Agreement") under the terms of which the Company sold it's interest in Develcon to Thorpe Bay Corporation ("Thorpe Bay"). Thorpe Bay is an Ontario, Canada company controlled by the President of Develcon. Under the terms of the Agreement, Thorpe Bay acquired the shares of Develcon for
$2,500,000. Thorpe Bay thus acquired Develcon's assets and liabilities, excluding $4,832,695 owed to the Company. The $2,500,000 is payable by Develcon without interest and will be recorded at its present value, $1,624,828 with interest accreting during the 5 year term. For purposes of the present value calculation, interest was calculated at 9%. In addition, the Company remains contingently liable under a loan from The Royal Bank Capital Corporation in the amount of Can$1,500,000 (approximately US$1,000,000). The conditions of the Agreement also include the Company issuing 183,333 common shares and five year warrants to purchase 400,000 shares of common stock at $2.00-$3.00 per share to Develcon's President.

Separately, the Company and Develcon entered into a Royalty Free Non-exclusive Technology License Agreement (the "License Agreement"). The License Agreement grants a worldwide, perpetual, irrevocable, fully-paid and royalty-free right and license under all of Develcon's right, title and interest in the computer programs and hardware designs (the "Technology") and all intellectual property rights of every kind therein, including but not limited to copyrights (including audio visual works), patent rights (including any rights in patent applications or disclosures and rights of priority), mask work rights and trade secret rights. The License so granted to the Company may be used in products manufactured and developed by the Company, including derivative and future works and extends an exclusive license to sell Athena Access products to the Fortune 100 top industrial companies in the United States for their own use. The License Agreement provides for the issuance of warrants to purchase (a) 500,000 shares of common stock at an exercise price of $2.00 per share: (b) 50,000 shares of common stock at $5.00 per share: (c) 50,000 shares of common stock at $6.00 per share and (d) 50,000 shares of common stock at $7.00 per share. The fair value of the consideration, based upon the "Black Scholes" pricing model was $536,547.

The Company had previously purchased Develcon on May 17, 1999 and had intended to raise sufficient funds to retire Develcon's debts and expand its operations to a level of profitability. The Company entered into the above arrangements after it had been unsuccessful in raising sufficient funds to sustain Develcon's operations and to fund its acquisition of Infinop Holdings, Inc. on October 12, 1999. The Company intends to utilize the Technology in the development of its Starpoint product line acquired through its acquisition of PSI Communications, Inc. completed on December 30, 1999.

     The Company expects to record a loss of approximately $1,500,000 from operations and a loss of approximately $3,500,000 on the sale of Develcon in the fourth quarter ended December 31, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA Financial Information and Exhibits.

     A) PRO FORMA Financial Information (Unaudited) filed herein are as follows:

          1. Pro Forma Consolidated Balance Sheet of Vianet Technologies, Ltd. as of September 30, 1999

          2. Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1999

          3. Pro Forma Consolidated Statement of Operations for the period ended December 31, 1998

     B) Exhibits:

          1. APPENDIX A: Share Purchase Agreement

          2. APPENDIX B: Royalty Free Non-exclusive Technology License Agreement

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                     VIANET TECHNOLOGIES, INC.
                                                     (REGISTRANT)

                                                              /s/ Peter Leighton
                                                   -----------------------------
                                                              By: Peter Leighton
                                                                 President & CEO

The following unaudited pro forma financial statements have been prepared as if the disposition of Develcon Electronics Ltd and Subsidiaries by the Company had occurred on the first day of the periods presented in the pro forma statements of operations and as at September 30, 1999 in the pro forma balance sheet. The pro forma financial information is based on the historical financial statements of the Company and gives effect to the disposition as stated above. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company and should not be considered to be a representation of actual results that would have ocurred if the transaction had occurred on the dates indicated.

VIANET TECHNOLOGIES, INC. AND SUBSIDIARY
Proforma -Consolidated Balance Sheet
Disposal of Develcon Electronics Ltd.
September 30, 1999
Unaudited

                                                  Vianet         Develcon
                                             Technologies, Inc.  Electronics
                                                 Subsidary         Ltd.              Proforma
                                               (Historical)      (Historical)        Adjustments         Proforma
                                                   (1)                (2)
Current Assets:

  Cash and cash equivalents                    $    38,981     $    23,364      $    --                  $    15,617
   Accounts receivable, net of allowances .      1,072,308       1,072,308           --                        --
   Inventories ............................      2,588,997       2,588,997           --                        --
   Prepaid and other current assets .......        378,394         229,022           --                      149,372
                                                 ---------       ---------      ------------               ----------
   TOTAL CURRENT ASSETS ...................      4,078,680       3,913,691           --                      164,989
                                                 ---------       ---------      ------------               ----------
Property and Equipment ....................      2,174,925       2,174,925           --                        --
                                                 ---------       ---------      ------------               ----------
OTHER ASSETS:

  Loan to Infinop Holdings, Inc. and PSI ..
     Communications                              1,024,000              --           --                    1,024,000
  Net receivable from Develcon ............           --                --        1,624,828 (4)            1,624,828
  Intangibles .............................      5,813,207       5,055,618         (598,457)(5)              159,132
  Technology license ......................        360,000            --            536,547 (7)              896,547
  Other ...................................         58,212            --             --                       58,212
                                                 ---------       ---------      ------------               ----------
                                                 7,255,419       5,055,618        1,562,918                3,762,719
                                                 ---------       ---------      ------------               ----------
                                              $ 13,509,024     $11,144,234      $ 1,562,918             $  3,927,708
                                                 =========      ==========      ============               ==========

CURRENT LIABILITIES:

  Bank line of credit .....................   $    340,135     $   340,135      $    --                 $      --
  Current portion of long-term debt .......      1,999,701       1,999,701           --                        --
  Note payable to Vianet Technologies, Inc.           --         4,832,695      4,832,695   (4)                --
  Accounts payable and accruals ...........      4,657,394       3,310,752           --                    1,346,642
  Demand loans payable- related parties ...      2,510,215         308,698           --                    2,201,517
                                                 ---------       ---------      ------------               ----------
  Total current liabilities ...............      9,507,445      10,791,981      4,832,695                  3,548,159
                                                 ---------       ---------      ------------               ----------
Long -Term Debt ...........................         56,828          56,828           --                        --
                                                 ---------       ---------      ------------               ----------
Shareholders' Equity

  Common shares ...........................          9,141            --              183   (3)                9,324
                                                                                            &(6)
  Subscription receivable .................           (500)           --             --                         (500)
  Additional paid-in capital ..............      8,561,956            --        1,414,455   (3)(6)&(7)     9,976,411
  Accumulated deficit .....................     (4,624,773)        295,425     (4,684,415)   Net adj      (9,604,613)
  Accumulated other comprehensive income ..         (1,073)           --             --                       (1,073)
                                                 ---------       ---------      ------------               ----------
  TOTAL SHAREHOLDERS' EQUITY ..............      3,944,751         295,425     (3,269,777)                   379,549
                                                 ---------       ---------      ------------               ----------
                                              $ 13,509,024    $ 11,144,234     $1,562,918              $   3,927,708
                                                 =========      ==========      ============               ==========



NOTES TO PROFORMA FINANCIAL STATEMENTS

     (1) As reported on the Company's 10-Q as at September 30, 1999.

     (2) Elimination of assets and liabilities of Develcon Electronics Ltd. (Develcon) as of September 30, 1999 (unaudited).

     (3) The Company issued 399,999 warrants to the purchaser using the Black Scholes model at $565,591 and shares of Common Stock of 133,333 associated with the warrants were issued at $1.50 per share.

     (4) The net receivable from Develcon is secured, interest free, due on December 31, 2004 and subordinate to approximately $3,000,000 of other Develcon obligations. The net present value of the $2.5 million receivable at 9% is $1,624,828.

     (5) Legal costs and other intangible assets associated with the acquisition of Develcon incurred by Vianet

     (6) 50,000 shares of Common Stock were issued to the purchaser when the stock was selling at $2.25 as a condition of the Share Purchase Agreement.

     (7) Adjusted Black Scholes Model value of warrants issued ($536,547) in consideration for technology license.

Vianet Technologies, Inc. and Subsidiary
Proforma Statement of Operations
Disposal of Develcon Electronics Ltd.
Period from January 1, 1999 to September 30,1999
Unaudited

                                                  Vianet         Develcon
                                             Technologies, Inc.  Electronics
                                                 Subsidary         Ltd.         Proforma
                                               (Historical)      (Historical)   Adjustments    Proforma
                                                   (1)                (2)
REVENUE:

  Net sales .................................   $ 1,912,243    $ 1,912,243    $      --     $      --
  INTEREST AND OTHER INCOME .................       112,688          2,758        109,675(4)    219,605
                                                  ---------      ---------        -------     ---------
                                                  2,024,931      1,915,001        109,675       219,605
                                                  ---------      ---------        -------     ---------
COSTS AND EXPENSES:
  Cost of sales .............................     1,106,118      1,106,118           --            --
  General and administrative ................     2,233,700        453,989           --       1,779,711
  Selling and marketing .....................       695,106        695,106           --            --
  Research and development ..................       786,556        786,556           --            --
  Product support ...........................       189,199        189,199           --            --
  DEPRECIATION AND AMORTIZATION .............       566,061        465,147         57,487(5)    158,401
  Interest ..................................       228,232        174,386           --          53,846
                                                  ---------      ---------        -------     ---------
                                                  5,804,972      3,870,501         57,487     1,991,958
                                                  ---------      ---------        -------     ---------
Loss before extraordinary item ..............   $(3,780,041)   $(1,955,500)   $    52,188   $(1,772,353)

EXTRAORDINARY LOSS ON EXTINGUISHMENT OF DEBT    $  (352,875)          --      $   352,875(3)$      --
                                                  ---------      ---------        -------     ---------
Net Loss ....................................   $(4,132,916)   $(1,955,500)   $   405,063   $(1,772,353)
                                                  =========     ==========       ========     =========
LOSS PER SHARE - BASIC AND DILUTED ..........
LOSS BEFORE EXTRAORDINARY ITEM ............     $     (0.57)                                    $ (0.22)
                                                  ---------                                   ---------
NET LOSS ..................................     $     (0.62)                                    $ (0.22)
                                                  ---------                                   ---------
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING     6,646,293                                   7,945,465
                                                  =========                                   =========

NOTES TO PROFORMA FINANCIAL STATEMENTS

     (1) As reported on the Company's 10-Q as at September 30, 1999.

     (2) Elimination of revenue, costs and expenses of Develcon Electronics Ltd. (Develcon) (Acquisition date to September 30, 1999) - unaudited.

     (3) Loss arising from the restructuring of debt obligations of Develcon.

     (4) $109,675 in interest income for nine months on the $1.6 million note receivable from Develcon.

     (5) Amortization of technology license rights (7 year amortization period) $57,487.

Vianet Technologies, Inc. and Subsidiary
Proforma Statement of Operations
Disposal of Develcon Electronics Ltd.
Period from March 20, 1998 (Inception) to December 31, 1998
Unaudited

                                                  (1)
                                        Vianet Technologies, Inc.   Proforma              Proforma
                                               (Historical)        Adjustments
        REVENUE:

   INTEREST INCOME ..........................        66,341          115,769 (2)    182,110
                                                   --------          -------      ---------
COSTS AND EXPENSES:
  Selling, general and administrative .......       557,276             --          557,276
  Depreciation and amortization .............          --             60,681 (3)     60,681
  Interest & other ..........................           922             --              922
                                                   --------          -------      ---------
                                                    558,198           60,681        618,879
                                                   --------          -------      ---------
NET  LOSS ...................................$     (491,857)          55,088    $  (436,769)
                                                   ========          =======      =========
LOSS PER SHARE - BASIC AND DILUTED ..........$        (0.35)                    $     (0.07)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING     1,400,000                       5,857,430
                                                   ========                       =========

NOTES TO PROFORMA FINANCIAL STATEMENTS

     (1) Statement of Operations as reported in 8K-A filed 6/7/99.

     (2) $115,769 in interest income for nine and a half months on the $ 1.6 million note receivable from Develcon Electronics Ltd.

     (3) Amortization of technology license rights (7 year amortization period) $60,681.

APPENDIX A

     SHARE PURCHASE AGREEMENT MADE AS OF THE 24TH day of December, 1999.

A M O N G:

     VIANET TECHNOLOGIES, INC., a corporation incorporated pursuant to the laws of the State of Delaware (hereinafter referred to as the "Vendor")

                                OF THE FIRST PART

                                     - and -

     THORPE BAY CORPORATION, a corporation incorporated under the laws of Ontario (hereinafter referred to as the "Purchaser")

                               OF THE SECOND PART

                                     - and -

     DEVELCON ELECTRONICS LTD., a corporation incorporated under the laws of Canada (hereinafter called the "Corporation")

                                OF THE THIRD PART

     WHEREAS the authorized capital of the Corporation consists of unlimited common voting shares without par value of which 45,130,097 have been issued and are outstanding as fully paid and non-assessable;

     AND WHEREAS Vendor controls all of the aforesaid issued and outstanding common shares;

     AND WHEREAS the Purchaser has agreed with the Vendor to purchase all of issued and outstanding common shares owned by the Vendor in the capital stock of the Corporation;

     THIS  AGREEMENT   WITNESSETH  that  in   consideration  of  the  covenants,
agreements, warranties and payments herein set out and provided for, the parties hereto hereby respectively covenant and agree as follows:

1. PURCHASED SHARES

Subject to the terms and conditions hereof, the Vendor covenants and agrees to sell, assign, and transfer to the Purchaser and the Purchaser covenants and agrees to purchase from the Vendor all (and not less than all) of the issued and outstanding shares in the capital stock of the Corporation (the "Purchased Shares") for the purchase price (the "Purchase Price") payable as set out in
Article 2 hereof.

2. PURCHASE PRICE

(1) The Purchase Price shall be the sum of Two Million, Five Hundred Thousand United States Dollars ($2,500,000.00 ).

(2) The Purchase Price shall be payable by way of an interest free note from Develcon Electronics Ltd. and will be repayable five (5) years from the date of Closing or within fifteen (15) days of any change of control from the family of Geoffrey H. Bennett, all as more particularly set forth in a Loan and Security Agreement attached hereto as Schedule "A". Vendors intercompany account amounting to $4,832,695 will be forgiven on closing.

(3) The Vendor shall indemnify the Purchaser with respect to any and all amounts payable to Revenue Canada for withholding taxes, by reason of the Vendor being a non-resident within the meaning of the Income Tax Act, unless the Vendor delivers to the Purchaser on the Closing Date a Section 116 Income Tax Certificate issued by Revenue Canada for this transaction. If such Certificate is not available on the Closing Date, such amount so withheld, the Purchase Price shall be paid to Bennett Best Burn in trust to hold until such Section 116 Certificate is received, or to forward such monies to Revenue Canada if such
Section 116 Certificate is refused.

3. CLOSING ARRANGEMENTS

(1) The closing of this transaction shall take place at the offices of Bennet Best Burn, Barristers and Solicitors, located at 150 York Street, Suite 1700, Toronto, Ontario M5H 3S5, on December 24, 1999 or at such other date(s) as the parties hereto may agree (the "Closing Date").

(2) On the Closing Date, upon fulfilment of all the conditions set out herein, the Vendor shall deliver to the Purchaser the certificates representing all the Purchased Shares duly endorsed in favour of the Purchaser.

4. REPRESENTATIONS AND WARRANTIES OF THE VENDOR

(1) The Vendor covenants, represents and warrants as follows as of the date hereof and as of the Closing Date and it acknowledges that the Purchaser is relying upon such covenants, representations and warranties in connection with the purchase by the Purchaser of the Purchased Shares:

(2) The authorized capital of the Corporation consists of unlimited common voting shares without par value of which 45,138,000 have been duly and are outstanding fully paid and non-assessable.

(3) The shareholders of record are as follows:

         Vianet Technologies Inc. - 45,138,000 common shares and such shares are owned by the Vendor, are held with good and marketable title, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever.

(4) No person, firm or corporation has any agreement or option or any right (whether by law, pre-emptive or contractual and including convertible securities, warrants or convertible obligations of any nature) for the purchase or the issue of either the Purchased Shares or any unissued shares in the capital stock of the Corporation.

(5) The entering into of this agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or by-laws of the Vendor or of any indenture or other agreement, written or oral, to which the Vendor or the Corporation may be a party.

(6) This agreement has been duly executed and delivered by the Vendor and is a valid and binding obligation of the Vendor enforceable in accordance with its terms.

(7) THE VENDOR IS A NON-RESIDENT WITHIN THE MEANING OF THE INCOME TAX ACT.

(8) To the Vendor's knowledge, there are no existing or threatened legal actions or claims against the Corporation other than:
          a) Pemco action

          Develcon Electronics Ltd. is defendant in an action commenced in Superior Court of Justice (Commercial List) Court File No. 99-CV-180354 at Toronto in which the plaintiffs are:

                  Private Equity Management Company,
                  Canadian Pension Equity and Company, Limited Partnership, Canadian Pension Equity and Company II, Limited Partnership, Ct Equity and Company, Limited Partnership, and
                  The Diversified Small Business Fund, Limited Partnership No. I

and the defendants are:

                  Vianet Technologies, Inc.,
                  Develcon Electronics Ltd.,
                  Jeremy Posner, Peter Leighton,
                  Robert Bailey, Darrell Elliott,
                  F. Paul Whitlock, Geoffrey Bennett
                  and Richard Ginsberg

(9) The audited financial statements of the Corporation dated June 30, 1999, a copy of which is attached hereto as Schedule "A", prepared by Edward Isaacs & Company LLP, Chartered Accountants, fairly represent the financial position of the Corporation as at June 30, 1999.

5. COVENANTS OF THE VENDOR

The Vendor covenants and agrees with the Purchaser that on or before the Closing Date, it will do or will cause to be done the following:

(1) Take all necessary steps and proceedings to permit all of the Purchased Shares to be duly and regularly transferred to the Purchaser.

(2) The nominee directors of the Vendor shall resign as directors and officers of the Corporation in favour of nominees of the Purchaser, such resignations to be effective as at the Closing Date.

(3) THE VENDOR SHALL HAVE MADE APPLICATION TO REVENUE CANADA FOR A SECTION 116 INCOME TAX ACT Certificate for this transaction.

6. CONDITIONS

The obligation of the parties to complete this transaction shall be subject to the satisfaction of and compliance with at or before the Closing Date of each of the following conditions:

(1) The parties having entered into a Technology License Agreement on terms and conditions as set out in the Letter of Understanding between the Vendor and Geoffrey Bennett.

(2) The Vendor having issued its shares and warrants pursuant to the direction of Geoffrey H. Bennett to the extent of U.S. $200,000.00 on the same terms as were given to participants in the Aegis capital financing.

(3) The  Corporation  having  obtained  the consent and  agreement of Royal Bank
Capital Corporation to this transaction and to the sale by the Corporation of certain of its assets in Saskatoon, Saskatchewan to TriNexus Holdings Ltd.

(4) The Vendor having issued 50,000 of its S.8. stock to Geoffrey H. Bennett in consideration of his continuation of employment with the Corporation and completing the transaction contemplated hereby.

(5) The Purchaser having received appropriate legal opinions confirming the representations and warranties of the Vendor and in particular those as set out in paragraph 4 sub(3), (4), (5) and (6) and confirming that the shares of the Vendor referred to in condition 6(5) and the warrants of the Vendor referred to in the Technology License Agreement, being Exhibit "A", all have been duly authorized, issued and non-assessable, properly registered, and freely tradable securities.

7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties of the Vendor and Purchaser contained in this agreement and contained in any document or certificate given pursuant hereto shall survive the closing of the purchase and sale of the Purchased Shares herein provided for, and continue in full force and effect without limitation of time.

8. INDEMNIFICATION

The Vendor hereby indemnifies and saves the Corporation and the Purchaser harmless of and from any cause or claim arising with respect to the Corporation or its activities prior to the Closing Date. Vendor shall remain liable to defend at its expense any such actions or claims that may arise with respect to the Corporation or its activities, concerning the time period prior to the Closing Date. Such indemnity is conditional upon Purchaser not entering into any claim or action in an adverse position to Vendor.

9. INDEMNITY

The Vendor hereby indemnifies and saves the Corporation, the Purchaser and Geoffrey H. Bennett harmless and from any cause or claim arising with respect to the Corporation or its activities prior to the Closing Date or the activities of the Vendor in connection with the Corporation or its plan of arrangement and the subsequent issuance of the Vendor's shares in accordance with such plan of arrangement . The Vendor shall remain liable to defend at its expense any such actions or claims that may arise with respect to the Corporation or its activities concerning the time period prior to the Closing Date including the aforementioned actions.

10 NOTICES

Any notice, direction or other instrument required or permitted to be given to the Vendor hereunder shall be in writing and may be given by mailing the same postage prepaid, sent to the party entitled to receive it by facsimile transmission or delivering the same addressed to the Vendor at:

                  Vianet Technologies, Inc.
                  83 Mercer Street, 3rd Floor
                  New York, NY 10012
                  Fax:  212-966-1735

Any notice, direction or other instrument required or permitted to be given to the Purchaser or the Corporation hereunder shall be in writing and may be given by mailing the same postage prepaid or delivering the same addressed to the Purchaser or the Corporation at:

                  18 Dyas Road Toronto, Ontario Canada M3B 1V5
                  Tel: +1 416 385 1390Fax: +1 416 385 1592

Any notice, direction or other instrument aforesaid if delivered, shall be deemed to have been given or made on the date on which it was delivered or if mailed, shall be deemed to have been given or made on the fifth business day following the day on which it was mailed.

If sent by facsimile transmission as aforesaid, be deemed to have been given, sent, delivered and received on the next Business Day following receipt of the confirmation of transmission.

11. COSTS

(1) The parties hereto agree that there are no broker's or finder's fees due or payable with respect to this transaction.

(2) Each of the parties hereto shall pay its own legal, accounting and other costs and expenses associated with this transaction and this agreement.

12. ENTIRE AGREEMENT

This agreement constitutes the entire agreement between the parties hereto with respect to the matters dealt with herein. The parties acknowledge the existence of certain other agreements including but not limited to a Technology License Agreement and a Loan and Security Agreement regarding a U.S.$2,500,000.00 loan. There are not and shall not be any verbal statements, representations, warranties, undertakings or agreements between the parties hereto and this agreement may not be amended or modified in any respect except by written instrument signed by the parties hereto.

13. PROPER LAW OF CONTRACT

This agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of Ontario. Each of the parties hereto hereby irrevocably submits and attorns to the jurisdiction of the courts of the Province of Ontario.

14. BENEFIT AND BINDING NATURE OF THE AGREEMENT

This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF this agreement has been executed by the parties hereto.

                                                   VIANET TECHNOLOGIES, INC.

                                                   By: ____________________ c/s
                                                         President

                                                   THORPE BAY CORPORATION

                                                   By: ____________________ c/s
                                                         President

                                                   DEVELCON ELECTRONICS LTD.

                                                   By: ____________________ c/s

                                                   By:  ______________________

H:\SHEILA\CLIENTS\A-E\DEVELCON\VIANET\SP-AGT.WPD

APPENDIX  B

             ROYALTY FREE NON-EXCLUSIVE TECHNOLOGY LICENSE AGREEMENT

     This nonexclusive Technology License Agreement ("this Agreement") is made and entered into as of December 31, 1999 (the "Effective Date"), by and between Develcon Electronics Ltd., 18 Dyas Road, Toronto, Ontario M3B 1V5 Canada ("Develcon") and Vianet Technologies, Inc., 83 Mercer Street, 3rd Floor, New York, New York 10012 USA ("Vianet").

RECITALS

     1. Develcon owns certain rights in the computer programs and hardware designs as more fully described in Exhibit A (the "Technology").

     2. The parties desire to have Develcon grant to Vianet a nonexclusive license to the Technology, including all intellectual property rights in and to the Software, in exchange for the consideration set forth in Exhibit B (the "Consideration"). Now therefore, Develcon and Vianet hereby agree as follows:

2.1.      LICENSE GRANT

     2.1.1 In consideration of the payment of the Consideration set forth on Exhibit B, Develcon hereby grants to Vianet and Vianet accepts a worldwide, perpetual, irrevocable, fully-paid and royalty free right and license under all of Develcon's right, title and interest in and to the Technology, and all intellectual property rights of every kind therein, including but not limited to copyright rights (including audio visual works), patent rights (including any rights in patent applications or disclosures and rights of priority), mask work rights, trade secret rights (collective "Intellectual Property Rights"), recognized in any country or jurisdiction in the world. The License is granted to Vianet and will not be resold, assigned or sublicensed. The license so granted may only be used in products manufactured and developed by Vianet, including derivative and future works, and not in standalone Router or products similar to the Athena Access product, except that Vianet will have an exclusive license to sell Athena Access products to the Fortune 100 top industrial companies in the United States for their own use.

     2.1.2 Develcon agrees to provide reasonable assistance and co-operation to Vianet to acquire, transfer, maintain, perfect and enforce the rights and license granted to Vianet under this Agreement in and under the Intellectual Property Rights in the Software, as Vianet may request from time to time. Develcon hereby appoints the officers of Vianet and each of them as Develcon's attorney-in-fact to execute documents on behalf of Develcon and it's employees and subcontractors for this limited purpose.

2.2.      REPRESENTATIONS AND WARRANTIES

     Develcon represents and warrants to Vianet that Develcon to the best of its knowledge,: (a) is the sole and exclusive owner of the Technology related to Athena and Athena Access products and is a licensee of the Router based products owned by TriNexus Technologies Ltd.; (b) Develcon has full right and authority to enter into this Agreement and assign the rights assigned by Develcon to Vianet under this Agreement.

2.3.      INDEMNITY

     Develcon will indemnify, hold harmless, and at Vianet's request defend Vianet and Vianet's customers against any claim, liability, damages, loss or expense arising out of or resulting from any breach of the representations or warranties in the Section 2.2 above.

2.4.      GENERAL

     2.4.1 Governing Law and Severability. This Agreement will be governed by and construed in accordance with the internal laws of the Province of Ontario, Canada without regard to, or the application of conflict-of-laws rules or principles. Should any provision of this Agreement be held to be void, invalid, or inoperative, such provision will be enforced to the extent permissible and the remaining provisions of this Agreement will not be affected.

     2.4.2 Jurisdiction. Any dispute arising out of or in connection with this Agreement will be brought in the Superior Court of Justice of Ontario and the parties hereby consent to the jurisdiction of such courts.

     2.4.3 Waiver. Waiver of failure to exercise any right under this Agreement will not constitute waiver of any other right hereunder, nor of the same or a similar right upon subsequent occasion.

     2.4.4 Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and all prior agreement and understanding with respect to the same, whether oral or written are hereby superseded in their entirety. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties.

     2.4.5 Termination.Develcon may terminate this agreement without notice or other act if, (a) Vianet defaults in any material respect in the performance of its obligations under this agreement, (b) bankruptcy or insolvency proceedings are instituted by or against Vianet which it does not defend.

     Upon termination Vianet will immediately stop using the Technology and the Intellectual Property Rights and return to Develcon all material related thereto. IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

                                                       DEVELCON ELECTRONICS LTD.

                                                        By:   __________________
                                                         Name:  ________________

                                                        Title:__________________

                                                       VIANET TECHNOLOGIES, INC.

                                                        By:   __________________
                                                         Name:  ________________

                                                        Title:__________________

                             Exhibit A to Schedule H

DETAILS OF TECHNOLOGY TO BE LICENSED

     The following lists, without limitation, the names and versions of the software items and hardware technology licensed under this agreement. For each item the license will include all rights to the software source code, tools, compilers, hardware schematics, PCB designs and layouts, parts list and documentation used to design or manufacture each for both the versions listed and all previous and sub-versions.

TECHNOLOGY - ORBITOR

NAME                                        VERSIONS
Bridge                                      brg200.bin, brg200d.bin
Compression                                 cps100b.bin, cph200.bin, cps200.bin
Develcon Library                            DVN 25
FTP                                         ftp100a.bin
IP                                          ip201.bin, ip200.bin
IPX                                         ipx101a.bin, ipx100.bin
ISDN                                        bri200a.bin
LAN                                         lan202.bin, lan100e.bin
PPP                                         pdr200.bin, ppp200.bin
SNMP Master Agent                           snmp200.14a.bin and mibs100b.zip
SNMP Subagent Library                       Version 34
SNMP Technology contained in                rwi200.15.bin,  pdr201.11bin,
ppp201.13.bin, nmp200.10.bin, fr200.30.bin, frr200.05.bin, voice201.01.bin,
bri201.01.bin, ip201.04.bin, lan202.01, nmp2.00.bin

Telnet                                      tlnt200.bin, tn100b.bin
Token Ring                                  trng100.bin
Voice (both  kinds)                         vo201.bin, vob201.bin
Flash SIMM                                  PCB 173-04706 Rev. A
Fractional T1/E1 interface design
ISDN S/T and U circuitry
ISDN circuitry used on the BRI SIM
Token Ring circuitry
Ethernet LAN circuitry
Telenetworks User Side BRI Stack (NI-1, Net3, NTT, TPH1964)
SNMP Research SNMP Packaged Agent
Hi/fn Modified Compression Software License
Encryption SIM 293-71004 with all hardware files, including design documentation, PAL source code, all manufacturing information and files and test software

TECHNOLOGY - ATHENA AND ATHENA ACCESS

All currently released, as a December 31, 1999, hardware and software for the Athena and Athena Access.

                                    Exhibit B

CONSIDERATION

The following 3 year Warrants to purchase Vianet shares to be issued to the designee of Develcon Electronics Ltd.

(I)  Warrants to acquire  500,000  shares of Vianet  stock at $2 per share.
(II)  Warrants  to  acquire  50,000  shares of  Vianet  stock at $5 per  share.
(III) Warrants to acquire 50,000 shares of Vianet stock at $6 per share.
(IV)  Warrants to acquire 50,000 shares of Vianet stock at $7 per share.